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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2001


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 24, 2001, providing for the issuance of
                    Asset-Backed Certificates, Series 2001-3)
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)
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          Delaware                   333-41712                  33-0917586
-----------------------------     ----------------       ----------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)         Identification Number)

   1100 Town & Country Road
          Suite 1600
       Orange, California                                           92868
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (714) 541-5378

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Item 5.   Other Events

Description of the Certificates and the Mortgage Pool

        As of the date hereof, Long Beach Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated December 12, 2000, in connection with the Registrant's issuance of a series of certificates, entitled Long Beach Mortgage Loan Trust 2001-3, Asset-Backed Certificates, Series 2001-3 (the "2001-3 Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2001, among the Registrant as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Master Servicer"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class A-1 Certificates and the Class S-1 Certificates (the "Fannie Mae Certificates"), and Bankers Trust Company of California, N.A. as trustee. Fannie Mae will exchange Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2001-T9 (the "Guaranteed Certificates") with Depositor for the Fannie Mae Certificates pursuant to the Commitment Letter dated September 18, 2001 among Fannie Mae, Registrant, Master Servicer and Greenwich Capital Markets, Inc. ("Greenwich"). The Registrant and Greenwich, as representative of itself, Bank of America Securities LLC, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Deutsche Bank Alex. Brown Inc. and Banc One Capital Markets, Inc. has entered into an Underwriting Agreement dated September 19, 2001 for the purchase of the Class A-2 Certificates, Class S-2 Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates (the "Offered Certificates", collectively with the Guaranteed Certificates the "Underwritten Certificates"). The Series 2001-3 Certificates will represent in the aggregate the entire beneficial ownership interests in a trust fund (the "Trust Fund") consisting primarily of a pool of fully amortizing fixed rate and adjustable rate, first lien and second lien residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

        Greenwich has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Underwritten Certificates and terms of certain classes of Underwritten Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Underwritten Certificates under certain assumptions and scenarios.

        The Computational Materials have been provided by Greenwich. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

        The Computational Materials were prepared by Greenwich at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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Item 7. Financial Statements and Exhibits.
        ---------------------------------

           (a)  Not applicable

           (b)  Not applicable

           (c)  Exhibits


          Exhibit No.                       Description
          -----------                       -----------

              99.1 Computations Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of Long Beach Mortgage Loan Trust Asset-Backed Certificates, Series 2001-3


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 24, 2001

                                            LONG BEACH SECURITIES CORP.


                                            By:  /s/ Jeffrey A. Sorensen
                                                --------------------------------
                                            Name:  Jeffery A. Sorensen
                                            Title: Vice President


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                                Index to Exhibits
                                -----------------


                                                                   Sequentially
     Exhibit No.                   Description                    Numbered Page
     -----------                   -----------                    -------------
                                                                         P
         99.1         Computations  Materials  (as defined in Item
                      5) that  have  been  provided  by  Greenwich
                      Capital Markets, Inc. to certain
                      prospective purchasers of Long Beach
                      Mortgage Loan Trust Asset-Backed
                      Certificates, Series 2001-3


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                                       -6-

                                  EXHIBIT 99.1

                                 FILED BY PAPER


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